SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2008 (October 28, 2008)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 28, 2008, Atlantic American Corporation (the “Company”) redeemed (the “Redemption”) all 134,000 issued and outstanding shares of the Company’s Series B Preferred Stock, par value $1.00 per share (the “Series B Stock”). The Series B Stock has a stated value of $100.00 per share.

The Company paid to the holders of the Series B Stock an aggregate of $13,400,000 to redeem the shares of Series B Stock at their stated value. In addition, the Company paid the holders of the Series B Stock, on a pro rata basis, an aggregate of $1,675,000 in satisfaction of a portion of the $15,376,500 of accrued but unpaid dividends on the outstanding shares of Series B Stock, and the holders of the Series B Stock waived their rights to, and discharged the Company from any obligation to pay, the remaining amount of accrued but unpaid dividends on the Series B Stock, which was deemed contributed to the capital of the Company.

In connection with the foregoing, the Company entered into the Second Amendment to Credit Agreement, dated as of October 28, 2008, by and between the Company and Wachovia (“Wachovia”) (the “Second Amendment”). The Second Amendment allowed for the Redemption and the related payment of the portion of the accrued but unpaid dividends thereon. A copy of the Second Amendment is attached hereto and incorporated herein by this reference.

Also in connection with the Redemption, the Company entered into a letter agreement with the holders of its Series D Preferred Stock, par value $1.00 per share (“Series D Stock”) pursuant to which the holders of Series D Stock consented to the Redemption.

All of the shares of Series B Stock were held by, and all of the shares of Series D Stock are held by, affiliates of Mr. J. Mack Robinson, the chairman of the board of directors of the Company, Mrs. Harriett J. Robinson, wife of Mr. Robinson and a director of the Company, and Mr. Hilton H. Howell, Jr., the Company’s chief executive officer.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
	Exhibit No.	Exhibit Description

	10.1	Second Amendment to Credit Agreement, dated as of October 28, 2008, by and between Atlantic American Corporation and Wachovia Bank, National Association.

	10.2	Form of Redemption Letter Agreement entered into by the Company and each holder of shares of Series B Preferred Stock.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

/s/ John G. Sample, Jr.
By: John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   October 31, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Second Amendment to Credit Agreement, dated as of October 28, 2008, by and between Atlantic American Corporation and Wachovia Bank, National Association.
10.2	Form of Redemption Letter Agreement entered into by the Company and each holder of shares of Series B Preferred Stock.